Exhibit 99.1

5300 Town and Country Blvd., Suite 500 Frisco, Texas 75034 Telephone: (972) 668-8834 Contact: Gary H. Guyton Director of Planning and Investor Relations Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

SECOND QUARTER 2017 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, August 7, 2017 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the three months and six months ended June 30, 2017.

Financial Results for the Three Months Ended June 30, 2017

Comstock produced 17.3 billion cubic feet of natural gas and 243,000 barrels of oil or 18.8 billion cubic feet of natural gas equivalent ("Bcfe") in the second quarter of 2017.  Natural gas production averaged 190 million cubic feet ("MMcf") per day, reflecting growth of 37% from pro forma natural gas production in the second quarter of 2016 (excluding divestitures completed in 2016).  Natural gas production in the second quarter was also 22% higher than the first quarter of 2017.  The growth in natural gas production is attributable to Comstock's successful Haynesville shale drilling program.  The second quarter production rate was impacted by severe storms and tornadoes in the Company's Haynesville operating area in May 2017, causing electric power outages in the region. These power outages caused certain natural gas treating facilities to go off line, making it necessary for Comstock to shut-in wells during the quarter. Shut-in production, net to the Company's interest, related to the power outages and to wells that were shut-in for offset frac activity averaged 8.2 MMcf per day in the second quarter. Oil production in the second quarter of 2017, which averaged 2,674 barrels of oil per day, declined by 31% from the 3,900 barrels per day produced in the second quarter of 2016.  The decrease in oil production is the result of the lack of drilling in the Company's South Texas Eagle Ford shale properties.

Oil and natural gas prices improved in the second quarter of 2017.  Comstock's average realized natural gas price, including hedging gains, increased 50% to $2.99 per Mcf in the second quarter of 2017 as compared to $1.99 per Mcf realized in the second quarter of 2016.  The Company's average realized oil price increased by 7% to $45.34 per barrel in the second quarter of 2017 as compared to $42.21 per barrel in the second quarter of 2016.  The higher realized prices and the growth in natural gas production caused oil and gas sales to increase by 50% in the second quarter of 2017 to $62.9 million (including realized hedging gains) as compared to 2016's second quarter sales of $41.8 million.  EBITDAX, or earnings before interest, taxes, depreciation, depletion, amortization, exploration expense and other noncash expenses, was $43.8 million in the second quarter of 2017, more than double the EBITDAX of $19.3 million generated in the second quarter of 2016.  Operating cash flow generated in the second quarter of 2017 was $25.9 million as compared to an operating cash flow deficit of $8.3 million in the second quarter of 2016.

Comstock reported a net loss of $21.4 million or $1.45 per share for the second quarter of 2017 as compared to net income of $4.9 million or $0.41 per diluted share for the second quarter of 2016.  The second quarter of 2017 results include an unrealized gain from derivative financial instruments of $3.9 million and $9.5 million of non-cash interest expense associated with the discounts recognized and costs incurred on the debt exchange that occurred in 2016.  Financial results for the second quarter of 2016 included a net gain on extinguishment of debt of $56.2 million, impairments on unevaluated acreage and oil and gas properties of $1.7 million, a $1.6 million loss on sale of oil and gas properties, an unrealized loss from derivative financial instruments of $1.1 million, and a charge of $0.1 million to reflect a change in state tax law.  Excluding these items from each year's results, the net loss for the second quarter of 2017 would have been $15.8 million or $1.07 per share as compared to a net loss of $46.8 million or $4.05 per share in the second quarter of 2016.

Comstock produced 31.3 billion cubic feet of natural gas and 508,000 barrels of oil or 34.4 billion cubic feet of natural gas equivalent in the first six months of 2017 compared to 27.3 Bcf of natural gas and 772,000 barrels of oil or 32.0 Bcfe in the first six months of 2016. Natural gas production averaged 173 million cubic feet per day in the first six months of 2017, an increase of 24% over pro forma 2016 natural gas production, excluding divestitures completed in 2016.  Oil production in the first six months of 2017 declined by 34% from the first six months of 2016.

Comstock's average realized natural gas price, including hedging gains, increased 54% to $2.98 per Mcf in the first six months of 2017 as compared to $1.94 per Mcf realized in the first six months of 2016.  The Company's average realized oil price increased by 40% to $47.04 per barrel in the first six months of 2017 as compared to $33.69 per barrel in the first six months of 2016.  The higher realized prices and the growth in natural gas production caused oil and gas sales to increase by 48% to $117.2 million (including realized hedging gains) as compared to $79.0 million in the first six months of 2016.  EBITDAX of $78.0 million in the first six months of 2017 was 129% higher than the EBITDAX of $34.0 million generated in the first six months of 2016.  Operating cash flow generated in the first six months of 2017 was $41.9 million as compared to an operating cash flow deficit of $22.3 million in the first six months of 2016.

Comstock reported a net loss of $44.4 million or $3.06 per share for the first six months of 2017 as compared to a net loss of $51.7 million or $4.82 per share for the first six months of 2016.  The results for 2017 include an unrealized gain from derivative financial instruments of $11.3 million and $14.9 million of non-cash interest expense associated with the discounts recognized and costs incurred on the debt exchange that occurred in 2016.  Financial results for the first six months of 2016 included impairments on oil and gas properties and unevaluated leases of $32.2 million, a loss on sales of oil and gas properties of $0.9 million, an income tax charge to reflect a change in state law of $4.5 million, an unrealized gain from derivative financial instruments of $1.4 million and a net gain on extinguishment of debt of $89.6 million.  Excluding these items from results for each period, the net loss for the first six months of 2017 would have been $40.7 million or $2.81 per share as compared to a net loss of $102.2 million, or $9.52 per share in the first six months of 2016.

2017 First Six Months Drilling Results

During the first six months of 2017, Comstock spent $86.6 million on its development and exploration activities and drilled ten horizontal natural gas wells (8.1 net) and had four wells (2.0 net) drilling at June 30, 2017.  Since the last operational update, Comstock has completed five operated Haynesville shale wells.  The average initial production rate of these wells was 27 MMcf per day.  One of the wells set new a Company record for initial production rates.  The Headrick 14-11 #2 well in Desoto Parish, Louisiana was drilled to a total vertical depth of 11,539 feet with a 6,861 foot lateral.  This well was tested with an initial production rate of 37 MMcf per day.  The Nash 19-18 #1 well was drilled in Desoto

Parish, Louisiana to a total vertical depth of 11,514 feet with a 5,382 foot lateral.  This well was tested with an initial production rate of 26 MMcf per day. Drilled from the same pad, the Nash 19-18 #2 well was drilled to a total vertical depth of 11,524 feet with a 5,347 foot lateral, and was tested with an initial production rate of 25 MMcf per day.  The Powell 28 #2 well in Desoto Parish, Louisiana was drilled to a total vertical depth of 11,099 feet with a 4,453 foot lateral.  This well was tested with an initial production rate of 20 MMcf per day.  The Pace 8-17 #1 well in Desoto Parish, Louisiana was drilled to a total vertical depth of 11,183 feet with a 7,471 foot lateral.  This well was tested with an initial production rate of 25 MMcf per day.  Comstock is currently completing the Grantham 30-31 #1 and the Headrick 14-11 #1, which have 7,500 foot laterals, and has three wells waiting to be completed.

In order to protect the returns that the Haynesville shale drilling program can generate, the Company has hedged, in the aggregate, 100 MMcf per day of its 2017 third and fourth quarter natural gas production at a NYMEX equivalent of $3.38 per Mcf and has hedged approximately 29 MMcf per day of natural gas production in the first quarter of 2018 at $3.38 per Mcf.

Other

Comstock has planned a conference call for 10:00 a.m. Central Time on August 7, 2017, to discuss the operational and financial results for the second quarter of 2017.  Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live web cast or dial 844-776-7840 (international dial-in use 661-378-9538) and provide access code 53521618 when prompted.  If you are unable to participate in the original conference call, a web replay will be available approximately 24 hours following the completion of the call on Comstock's website at www.comstockresources.com.  The web replay will be available for approximately one week.  A replay of the conference call will be available beginning at 1:00 p.m. CT August 7, 2017 and will continue until 1:00 p.m. August 14, 2017.  To hear the replay, call 855-859-2056 (404-537-3406 if calling from outside the US).  The conference call access code is 53521618.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein.  Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Comstock Resources, Inc. is an independent energy company based in Frisco, Texas and is engaged in oil and gas acquisitions, exploration and development primarily in Texas and Louisiana.  The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenues:	(In thousands, except per share amounts)
Natural gas sales	$50,437	$25,727	$91,377	$50,874
Oil sales	11,034	14,988	23,895	26,004
Total oil and gas sales	61,471	40,715	115,272	76,878

Operating expenses:
Production taxes	1,143	1,327	2,240	2,513
Gathering and transportation	3,545	4,025	7,673	8,390
Lease operating	9,433	12,988	19,322	25,948
Exploration	—	—	—	7,753
Depreciation, depletion and amortization	30,321	36,029	60,226	74,865
General and administrative	6,559	5,663	12,960	11,238
Impairment of oil and gas properties	—	1,742	—	24,460
Loss on sales of oil and gas properties	—	1,647	—	907
Total operating expenses	51,001	63,421	102,421	156,074

Operating income (loss)	10,470	(22,706)	12,851	(79,196)

Other income (expenses):
Net gain on extinguishment of debt	—	56,196	—	89,576
Gain on derivative financial instruments	5,295	18	13,155	674
Other income	65	314	228	595
Interest expense(1)	(36,755)	(28,882)	(69,655)	(58,826)

Total other income (expenses)	(31,395)	27,646	(56,272)	32,019

Income (loss) before income taxes	(20,925)	4,940	(43,421)	(47,177)
Provision for income taxes	(517)	(88)	(952)	(4,548)
Net income (loss)	$(21,442)	$4,852	$(44,373)	$(51,725)

Net income (loss) per share – basic and diluted	$(1.45)	$0.41	$(3.06)	$(4.82)

Weighted average shares outstanding – basic and diluted	14,749	11,557	14,488	10,729

(1)

Includes $9.5 million and $14.9 million for the three months and six months ended June 30, 2017, respectively, related to the amortization of discounts and costs recorded in connection with the debt exchange completed on September 6, 2016 and $9.4 million and $18.6 million for the three months and six months ended June 30, 2017, respectively of interest paid in-kind related to the Company's convertible notes.

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016

OPERATING CASH FLOW:

Net income (loss)	$(21,442)	$4,852	$(44,373)	$(51,725)
Reconciling items:
Deferred income taxes	496	73	855	4,519
Depreciation, depletion and amortization	30,321	36,029	60,226	74,865
Gain from derivative financial instruments	(5,295)	(18)	(13,155)	(674)
Cash settlements of derivative financial instruments	1,391	1,122	1,896	2,120
Amortization of debt discount, premium and issuance costs	9,565	1,252	15,000	2,533
Interest paid in-kind	9,354	—	18,594	—
Stock-based compensation	1,550	1,163	2,815	2,493
Impairment of oil and gas properties	—	1,742	—	24,460
Exploratory lease impairments	—	—	—	7,753
Net loss on sales of oil and gas properties	—	1,647	—	907
Gain on extinguishment of debt	—	(56,196)	—	(89,576)
Operating cash flow	25,940	(8,334)	41,858	(22,325)
Decrease (increase) in accounts receivable	(7,609)	(3,956)	(9,657)	331
Increase in other current assets	(1,270)	(455)	(908)	(346)
Increase (decrease) in accounts payable and accrued expenses	35,247	12,580	24,222	(8,864)
Net cash provided by (used for) operating activities	$52,308	$(165)	$55,515	$(31,204)

EBITDAX:

Net income (loss)	$(21,442)	$4,852	$(44,373)	$(51,725)
Interest expense	36,755	28,882	69,655	58,826
Income taxes	517	88	952	4,548
Depreciation, depletion and amortization	30,321	36,029	60,226	74,865
Gain from derivative financial instruments	(5,295)	(18)	(13,155)	(674)
Cash settlements of derivative financial instruments	1,391	1,122	1,896	2,120
Stock-based compensation	1,550	1,163	2,815	2,493
Exploration	—	—	—	7,753
Impairment of oil and gas properties	—	1,742	—	24,460
Net loss on sales of oil and gas properties	—	1,647	—	907
Net gain on extinguishment of debt	—	(56,196)	—	(89,576)
Total EBITDAX	$43,797	$19,311	$78,016	$33,997

			As of
			June 30, 2017	December 31, 2016
Balance Sheet Data:

Cash and cash equivalents			$35,321	$65,904
Other current assets			40,062	24,268
Property and equipment, net			825,479	798,662
Other			969	1,040
Total assets			$901,831	$889,874

Current liabilities			$110,618	$91,707
Long-term debt			1,070,240	1,044,506
Deferred income taxes			10,077	9,126
Asset retirement obligation			16,203	15,804
Stockholders' deficit			(305,307)	(271,269)
Total liabilities and stockholders' deficit			$901,831	$889,874

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended June 30, 2017
	East Texas/ North Louisiana	South Texas	Other	Total
Gas production (MMcf)	16,772	385	164	17,321
Oil production (Mbbls)	11	227	5	243
Total production (MMcfe)	16,840	1,750	191	18,781

Natural gas sales	$48,589	$1,408	$440	$50,437
Natural gas hedging settlements(1)	—	—	—	1,391
Total natural gas including hedging	48,589	1,408	440	51,828
Oil sales	515	10,321	198	11,034
Total oil and gas sales including hedging	$49,104	$11,729	$638	$62,862

Average gas price (per Mcf)	$2.90	$3.66	$2.68	$2.91
Average gas price including hedging (per Mcf)				$2.99
Average oil price (per barrel)	$44.80	$45.36	$45.74	$45.34
Average price (per Mcfe)	$2.92	$6.70	$3.34	$3.27
Average price including hedging (per Mcfe)				$3.35

Production taxes	$572	$527	$44	$1,143
Gathering and transportation	$3,086	$432	$27	$3,545
Lease operating	$5,556	$3,509	$368	$9,433

Production taxes (per Mcfe)	$0.03	$0.30	$0.23	$0.06
Gathering and transportation (per Mcfe)	$0.18	$0.25	$0.14	$0.19
Lease operating (per Mcfe)	$0.34	$2.00	$1.93	$0.50

Oil and Gas Capital Expenditures:
Development leasehold	$327	$2	$—	$329
Development drilling	45,614	250	—	45,864
Other development	1,216	811	123	2,150
Total	$47,157	$1,063	$123	$48,343

(1)Included in gain from derivative financial instruments in operating results.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Three Months Ended June 30, 2016
	East Texas/ North Louisiana	South Texas	Other	Total
Gas production (MMcf)	11,878	1,316	325	13,519
Oil production (Mbbls)	17	331	7	355
Total production (MMcfe)	11,978	3,302	369	15,649

Natural gas sales	$22,282	$2,878	$567	$25,727
Natural gas hedging settlements(1)	—	—	—	1,122
Total natural gas including hedging	22,282	2,878	567	26,849
Oil sales	679	13,970	339	14,988
Total oil and gas sales including hedging	$22,961	$16,848	$906	$41,837

Average gas price (per Mcf)	$1.88	$2.19	$1.74	$1.90
Average gas price including hedging (per Mcf)				$1.99
Average oil price (per barrel)	$41.32	$42.18	$45.37	$42.21
Average price (per Mcfe)	$1.92	$5.10	$2.46	$2.60
Average price including hedging (per Mcfe)				$2.67

Production taxes	$548	$725	$54	$1,327
Gathering and transportation	$3,247	$716	$62	$4,025
Lease operating	$6,021	$6,496	$471	$12,988

Production taxes (per Mcfe)	$0.05	$0.22	$0.15	$0.08
Gathering and transportation (per Mcfe)	$0.27	$0.22	$0.17	$0.26
Lease operating (per Mcfe)	$0.50	$1.96	$1.27	$0.83

Oil and Gas Capital Expenditures:
Development leasehold	$880	$77	$—	$957
Development drilling	19,689	—	—	19,689
Other development	421	396	—	817
Total	$20,990	$473	$—	$21,463

(1)Included in gain from derivative financial instruments in operating results.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Six Months Ended June 30, 2017
	East Texas/ North Louisiana	South Texas	Other	Total
Gas production (MMcf)	30,210	753	357	31,320
Oil production (Mbbls)	27	471	10	508
Total production (MMcfe)	30,374	3,580	414	34,368

Natural gas sales	$87,544	$2,868	$965	$91,377
Natural gas hedging settlements(1)	—	—	—	1,896
Total natural gas including hedging	87,544	2,868	965	93,273
Oil sales	1,283	22,162	450	23,895
Total oil and gas sales including hedging	$88,827	$25,030	$1,415	$117,168

Average gas price (per Mcf)	$2.90	$3.81	$2.70	$2.92
Average gas price including hedging (per Mcf)				$2.98
Average oil price (per barrel)	$46.81	$47.04	$47.43	$47.04
Average price (per Mcfe)	$2.92	$6.99	$3.42	$3.35
Average price including hedging (per Mcfe)				$3.41

Production taxes	$994	$1,150	$96	$2,240
Gathering and transportation	$6,704	$905	$64	$7,673
Lease operating	$10,999	$7,546	$777	$19,322

Production taxes (per Mcfe)	$0.03	$0.32	$0.23	$0.07
Gathering and transportation (per Mcfe)	$0.22	$0.25	$0.15	$0.22
Lease operating (per Mcfe)	$0.37	$2.11	$1.88	$0.56

Oil and Gas Capital Expenditures:
Development leasehold	$559	$505	$—	$1,064
Development drilling	80,839	705	—	81,544
Other development	2,584	1,321	123	4,028
Total	$83,982	$2,531	$123	$86,636

(1)Included in gain from derivative financial instruments in operating results.

COMSTOCK RESOURCES, INC.
REGIONAL OPERATING RESULTS
(In thousands, except per unit amounts)

	For the Six Months Ended June 30, 2016
	East Texas/ North Louisiana	South Texas	Other	Total
Gas production (MMcf)	24,035	2,699	610	27,344
Oil production (Mbbls)	37	719	16	772
Total production (MMcfe)	24,255	7,015	704	31,974

Natural gas sales	$44,239	$5,588	$1,047	$50,874
Natural gas hedging settlements(1)	—	—	—	2,120
Total natural gas including hedging	44,239	5,588	1,047	52,994
Oil sales	1,275	24,134	595	26,004
Total oil and gas sales including hedging	$45,514	$29,722	$1,642	$78,998

Average gas price (per Mcf)	$1.84	$2.07	$1.72	$1.86
Average gas price including hedging (per Mcf)				$1.94
Average oil price (per barrel)	$34.92	$33.55	$37.53	$33.69
Average price (per Mcfe)	$1.88	$4.24	$2.33	$2.40
Average price including hedging (per Mcfe)				$2.47

Production taxes	$1,129	$1,289	$95	$2,513
Gathering and transportation	$6,861	$1,394	$135	$8,390
Lease operating	$12,073	$12,870	$1,005	$25,948

Production taxes (per Mcfe)	$0.05	$0.18	$0.13	$0.08
Gathering and transportation (per Mcfe)	$0.28	$0.20	$0.19	$0.26
Lease operating (per Mcfe)	$0.50	$1.84	$1.43	$0.81

Oil and Gas Capital Expenditures:
Development leasehold	$975	$114	$—	$1,089
Development drilling	26,793	5	—	26,798
Other development	656	1,799	—	2,455
Total	$28,424	$1,918	$—	$30,342

(1)Included in gain from derivative financial instruments in operating results.